================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

              Investment Company Act file number File No. 811-1144
                                                 -----------------

                       THE FINANCE COMPANY OF PENNSYLVANIA
                --------------------------------------------------
               (Exact name of registrant as specified in charter)

              400 Market Street, Suite 425, Philadelphia, PA 19106
              ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                        Charles E. Mather III, President
              400 Market Street, Suite 425, Philadelphia, PA 19106
              ----------------------------------------------------
                     (Name and address of agent for service)

         Registrant's telephone number, including area code 215-351-4778
                                                            ------------

                      Date of fiscal year end: December 31
                                               -----------

                  Date of reporting period: December 31, 2007
                                            -----------------

================================================================================

ITEM 1.  REPORTS TO STOCKHOLDERS.

                THE REPORT TO STOCKHOLDERS IS ATTACHED HEREWITH.





                       THE FINANCE COMPANY OF PENNSYLVANIA
                                  FOUNDED 1871


                                  ANNUAL REPORT
                                DECEMBER 31, 2007

                       THE FINANCE COMPANY OF PENNSYLVANIA

                                400 Market Street
                                    Suite 425
                             Philadelphia, PA 19106

                               BOARD OF DIRECTORS
                              Charles E. Mather III





     Shaun F. O'Malley            Jonathan D. Scott


   Herbert S. Riband, Jr.            Peter Bedell





                                    OFFICERS


                        Charles E. Mather III, President


                   Herbert S. Riband, Jr., Secretary-Treasurer


                   Doranne H. Case, Asst. Secretary-Treasurer


                     Geralyn McConnell, Assistant Secretary


                    Salvatore Faia, Chief Compliance Officer

                       THE FINANCE COMPANY OF PENNSYLVANIA

                                400 Market Street
                                    Suite 425
                             Philadelphia, PA 19106
TO OUR SHAREHOLDERS:

     We are pleased to submit your Company's one hundred and thirty-fifth Annual Report.

     The following is a summary of financial information for the years 2003 to 2007:


            NET             DIVIDENDS PAID          DEC. 31
        INVESTMENT    -------------------------    NET ASSET
YEAR      INCOME*     REGULAR    EXTRA    TOTAL      VALUE
----    ----------    -------    -----    -----    ---------
2003       25.09       14.00     17.33    31.33    $1,146.09
2004       23.69       14.00     17.50    31.50    $1,198.28
2005       23.54       14.00     15.45    29.45    $1,227.35
2006       27.44       14.00     30.01    44.01    $1,400.33
2007       25.96       14.00     34.29    48.29    $1,414.84


     As a Regulated Investment Company, the Company is required to pay to its shareholders at least 98% of its ordinary income for the calendar year 2007 or pay a 4% non-deductible Federal Excise Tax on its undistributed ordinary income. Your Board of Directors has elected to distribute 100% of the ordinary income.

     We were delighted to pass to our shareholders another record extra dividend. Given the way the market has behaved so far this year, we will be very fortunate to come close to these results in 2008. We will, of course, vigorously pursue our investment strategies to achieve the best possible performance.

     On January 31, 2008, the Company paid to the shareholders of record on December 31, 2007, the regular quarterly dividend of $3.50 and an extra dividend of $34.29, making a total dividend of $37.79. The tax law requires that the final dividend, although paid in 2008, is taxable to the shareholders in 2007.

     Common stocks and mutual funds constitute 88.70% of the portfolio of investments at market on December 31, 2007, compared with 86.23% one year earlier.

     Our equity investment adviser, Cooke & Bieler, LLP, is present at each of our Board meetings. Our fixed-income advisor, Schroder Investment Management North America, Inc., meets with our Board periodically. Both are available for consultation throughout the year.

     The officers and directors of The Finance Company of Pennsylvania continue their dedication to augment the value of your Company, and the dividends to our shareholders.

                                                       /s/ Charles E. Mather III
                          Charles E. Mather, III, President


 *Please refer to page 18 of Annual Report for calculations.

COMPANY EXPENSES

EXAMPLE FOR A $1,000 INVESTMENT IN THE COMPANY

     As a Company shareholder, you incur ongoing costs, such as management fees and other Company expenses.

     The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Company and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested for six months beginning July 1, 2007 and held through December 31, 2007.

     The ACTUAL RETURN line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value dividend by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

     The HYPOTHETICAL 5% RETURN line in the table below provides information about hypothetical account values and hypothetical expenses based on the Company's actual expense ratio and an assumed rate of return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Company and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


                       BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID
                             VALUE             VALUE        DURING PERIOD*
                             7/1/07          12/31/07     7/1/07 - 12/31/07
                       -----------------  --------------  -----------------
ACTUAL RETURN........      $1,000.00         $  999.69          $6.07
HYPOTHETICAL 5%
  RETURN.............      $1,000.00         $1,019.06          $6.14



     * Expenses are equal to the Company's annualized expense ratio (for the six-month period) of 1.20%, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365 (the number of days in the most recent 12-month period). The expense ratio for the most recent six-month period may differ from the expense ratio based on the one-year data in the Condensed Financial Information.

            PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007 (UNAUDITED)

        ASSET ALLOCATION -- PERCENTAGE OF THE COMPANY'S TOTAL INVESTMENTS

                          (ASSET ALLOCATION PIE CHART)

        COMMON STOCK SECTOR ALLOCATION (% OF COMPANY'S TOTAL INVESTMENTS)


                       SECTOR                         PERCENTAGE
                       ------                         ----------
Banking, Insurance and Financial; Holding
  Companies.........................................    27.19%
Manufacturing and Diversified.......................    24.19%
Petroleum and Mining................................    17.15%
International.......................................     6.37%
Diversified Holding.................................     3.97%
Food/Retail Merchandising...........................     3.57%
Drugs and Pharmaceuticals...........................     3.23%
Advertising and Communications......................     2.66%
Energy..............................................     0.37%


            TOP 10 STOCK HOLDINGS (% OF COMPANY'S TOTAL INVESTMENTS)


PNC Financial Services Group Inc. ...................    25.00%
Exxon Mobil Corp. ...................................    15.88%
PA. Warehousing and Safe Deposit Company.............     3.97%
Harbor International Funds...........................     3.32%
Artisan International Funds..........................     2.66%
Coca Cola Co. .......................................     1.60%
International Business Machines Corp. ...............     1.57%
McDonalds Corp. .....................................     1.55%
State Street Corp. ..................................     1.41%
Vodaphone Group PLC..................................     1.40%
                                                         ------
               Total.................................    58.36%
                                                         ------


                        REPORT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Finance Company of Pennsylvania

     We have audited the accompanying statement of assets and liabilities of The Finance Company of Pennsylvania (the "Company"), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the condensed financial information for each of the five years in the period then ended. These financial statements and the condensed financial information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the condensed financial information are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of The Finance Company of Pennsylvania as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the condensed financial information for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
February 22, 2008

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 2007


                              ASSETS

INVESTMENTS -- AT FAIR VALUE (NOTE 1):
     SHORT TERM INVESTMENTS (IDENTIFIED COST
          $1,698,058)...............................  $ 1,698,058
     U.S. AGENCY SECURITIES & BONDS (IDENTIFIED COST
          $6,022,074)...............................    6,088,029
     COMMON STOCKS & MUTUAL FUNDS (IDENTIFIED COST
          $18,755,713)..............................   58,372,555
INVESTMENTS AT FAIR-VALUE-AFFILIATED (NOTE 2):
     COMMON STOCKS & MUTUAL FUNDS (IDENTIFIED COST
          $71,399)..................................    2,736,216
                                                      -----------
               TOTAL INVESTMENTS....................   68,894,858
CASH................................................       10,409
ACCRUED INTEREST AND DIVIDENDS RECEIVABLE...........      181,825
DUE FROM ADVISOR....................................       26,485
PREPAID INSURANCE...................................       22,051
OTHER ASSETS........................................        7,140
                                                      -----------

               TOTAL................................   69,142,768
                                                      -----------


                           LIABILITIES


COVERED CALL OPTIONS WRITTEN AT FAIR VALUE (PREMIUM
  REC'D $26,840)....................................       12,850
DIVIDENDS PAYABLE...................................    1,797,377
INVESTMENT ADVISORY FEES PAYABLE....................       15,687
ACCRUED EXPENSES AND TAXES (NOTE 1).................      328,524
                                                      -----------
               TOTAL................................    2,154,438
                                                      -----------
                             NET ASSETS               $66,988,330
                                                      ===========

                     COMPONENTS OF NET ASSETS
PAID-IN CAPITAL                                       $19,447,880
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME.....           91
NET ACCUMULATED REALIZED GAIN ON INVESTMENTS AND
     WRITTEN OPTIONS................................    5,178,755
NET UNREALIZED APPRECIATION ON INVESTMENTS AND
     WRITTEN OPTIONS................................   42,361,604
                                                      -----------
NET ASSETS (WITH INVESTMENTS AT FAIR VALUE)
     EQUIVALENT TO $1,414.84 PER SHARE ON SHARES OF
     47,347 $10 PAR VALUE CAPITAL STOCK OUTSTANDING
     AT DECEMBER 31, 2007 (AUTHORIZED 232,000
     SHARES)........................................  $66,988,330
                                                      ===========





                        SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007

                         SHORT TERM SECURITIES -- 2.46%


  Number                                           Identified   Fair Value
of shares                                             Cost       (Note 1)
---------                                          ----------   ----------
  480,365   BLACKROCK FED FUND #30..............   $  480,365   $  480,365
   41,779   BLACKROCK FED. SEC. FUND #11........       41,779       41,779
1,168,880   PNC MONEY MARKET FUND...............    1,168,880    1,168,880
    7,034   VANGUARD MONEY MARKET FUND..........        7,034        7,034
                                                   ----------   ----------
                      TOTAL.....................   $1,698,058   $1,698,058
                                                   ----------   ----------




                    U.S. AGENCY SECURITIES AND BONDS -- 8.84%


Principal
  Amount
---------
  50,000    U.S. FEDERAL FARM CREDIT BANK 3.55%
                 DUE 4/7/2009...................       48,989       49,924
  25,000    U.S. FEDERAL HOME LOAN BANK BOND
                 3.49% DUE 4/15/2009............       24,472       24,943
  20,000    U.S. FEDERAL HOME LOAN BANK BOND
                 4.1% DUE 11/2/2009.............       19,614       20,008
  50,000    U.S. FEDERAL HOME LOAN BANK BOND
                 4.375% DUE 3/9/2010............       49,034       50,025
 178,572    U.S. FEDERAL HOME LOAN BANK BOND
                 5.08% DUE 11/26/2012...........      175,635      178,661
  60,000    U.S. FEDERAL HOME LOAN MORTGAGE 4%
                 DUE 10/7/2009..................       58,786       60,060
  60,000    U.S. FEDERAL HOME LOAN MORTGAGE 4%
                 DUE 6/3/2011...................       57,686       59,640
 150,000    U.S. FEDERAL HOME LOAN BANK BOND 5%
                 DUE 1/29/2014..................      142,728      149,985
  40,000    U.S. FEDERAL HOME LOAN BANK BOND 5%
                 DUE 2/25/2014..................       38,024       39,996
  69,000    U.S. FEDERAL HOME LOAN BANK BOND 5%
                 DUE 10/15/2014.................       65,443       69,000
  50,000    U.S. FEDERAL NAT'L MORTGAGE ASSN.
                 3.4% DUE 3/24/2009.............       48,927       49,835
  50,000    U.S. FEDERAL NAT'L MORTGAGE ASSN.
                 4.5% DUE 12/30/2009............       49,287       50,220

                        SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007

                 U.S. AGENCY SECURITIES AND BONDS -- CONTINUED

Principal                                          Identified   Fair Value
  Amount                                              Cost       (Note 1)
---------                                          ----------   ----------
  65,000    U.S. FEDERAL NAT'L MORTGAGE ASSN.
                 4.5% DUE 9/26/2011.............   $   63,315   $   65,013
  60,000    U.S. FEDERAL HOME LOAN BANK BOND 5%
                 DUE 9/26/2014..................       56,774       59,994
 272,000    U.S. FEDERAL HOME LOAN MORTGAGE 6%
                 DUE 7/1/2019...................      278,656      276,678
 557,596    U.S. FEDERAL HOME LOAN MORTGAGE
                 VARIABLE RATE DUE 8/1/2019.....      564,968      567,186
  25,000    ADDISON ALTON ZERO-A DUE
                 11/15/2011.....................       20,373       20,745
  85,000    CUYAHOGA CNTY OH ECO DEV
                 7.35% DUE 6/1/2012.............       89,433       91,511
  35,000    CUYAHOGA CNTY OH ECO DEV 8.625% DUE
                 6/1/2022.......................       42,173       43,305
  95,000    DALLAS FT.WORTH ARPT
                 6.6% DUE 11/1/2012.............      101,084      101,574
  30,000    EAST BATON ROUGE LA MTG FIN
                 ZERO CPN DUE 9/10/2014.........       21,092       21,366
 270,000    FULTON CTY GA DEVEL. AUTH
                 5.75% DUE 3/1/2014.............      274,365      274,158
 225,000    GLENDALE WIS CMNTY DEV AUTH 4.9% DUE
                 10/1/2011......................      225,000      226,260
  90,000    LOS ALAMOS
                 5.15% DUE 7/1/2012.............       90,536       92,106
 275,000    MACHESNEY PARK III
                 4.88% DUE 12/1/2010............      275,000      276,017
 300,000    MASSACHUSETTS ST. HSG. 5.962% DUE
                 6/1/2017.......................      300,000      318,930
 300,000    VERIZON NEW JERSEY
                 8% DUE 6/1/2022................      356,962      347,820
  70,000    NJ ECONOMIC DEV. AUTHORITY
                 5.178% DUE 11/1/2015,..........       70,000       71,680
 150,000    CITY OF NORTH LITTLE ROCK AR
                 VARIABLE DUE 07/20/2014,.......      105,818      103,980

                        SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007

                 U.S. AGENCY SECURITIES AND BONDS -- CONCLUDED

Principal                                          Identified   Fair Value
  Amount                                              Cost       (Note 1)
---------                                          ----------   ----------
 245,000    OHIO HSG. AGY. MTG. 5.57% DUE
                 9/1/2038.......................   $  241,910   $  245,515
 300,000    OHIO HSG. AGY. MTG. 5.57% DUE
                 9/1/2038.......................      300,000      299,190
 340,000    PEORIA III SCHOOL DISTR. ZERO CPN
                 DUE 1/1/2011...................      298,223      299,710
 150,000    ROGERS COUNTY OK HSG ZERO CPN DUE
                 07/15/2014.....................      106,312      108,135
 100,000    SPARKS REGL. MED CTR
                 6.65% DUE 6/15/2012............      100,816      103,050
 365,000    TEXAS ST VETS HSG
                 7% DUE 12/01/2010..............      387,045      382,192
 320,000    UNIVERSITY OKLAHOMA
                 5.6% DUE 7/1/2020..............      320,188      327,392
 250,000    UTAH HSG. CORP.SGL. FAM. MTG.
                 4.78% DUE 7/1/2015.............      246,865      250,825
 300,000    YORBA LINDA CA REDEV AGY
                 5.25% DUE 09/01/2015...........      306,541      311,400
                                                   ----------   ----------
                                                   $6,022,074   $6,088,029
                                                   ==========   ==========





                        SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007

                       COMMON STOCKS & MUTUAL FUNDS 88.70%


 Number
   of                                            Identified    Fair Value
 Shares                                             Cost        (Note 1)
 ------                                         -----------   -----------
          PETROLEUM AND MINING -- 17.15%
116,806   EXXON MOBIL CORP. .................   $   154,159   $10,943,554
 20,000   PENN VIRGINIA CORP. ...............         2,292       872,600
                                                -----------   -----------
                    TOTAL....................       156,451    11,816,154
                                                -----------   -----------

          BANKING, INSURANCE AND FINANCIAL
          HOLDING COMPANIES -- 27.19%
262,408   PNC FINANCIAL SERVICES GROUP INC...       158,580    17,227,085
 20,000   MARSH & MCLENNAN COMPANIES INC. ...       262,439       529,400
 12,000   STATE STREET CORP. ................        88,500       974,400
                                                -----------   -----------
                    TOTAL....................       509,519    18,730,885
                                                -----------   -----------

          MANUFACTURING AND DIVERSIFIED -- 24.19%
 10,700   AMERICAN EXPRESS CO. ..............       560,947       556,614
  9,600   ANHEUSER-BUSCH COS.................       453,085       502,464
  7,100   AVERY DENNISON.....................       409,673       377,294
  9,500   BEMIS COMPANY......................       274,932       260,110
    200   BERKSHIRE HATHAWAY B*..............       449,324       947,200
 11,500   CARNIVAL CORP. ....................       513,537       511,635
 11,100   COLGATE PALMOLIVE CO. .............       611,145       865,356
 21,900   DELL, INC.*........................       587,201       536,769
 10,800   DIEBOLD INC. ......................       545,044       312,984
  9,800   DOVER CORP. .......................        96,383       451,682
 18,000   DOW CHEMICAL CO. ..................       116,337       709,560
 11,000   EMERSON ELECTRIC CO. ..............        83,724       623,260
  7,000   GANNETT INC. ......................       428,659       273,000
 17,500   GENERAL ELECTRIC CO. ..............       597,934       648,725
 32,300   HARTE HANKS INC. ..................       587,194       558,790
 16,700   HASBRO INC. .......................       201,235       427,186
  9,100   ILLINOIS TOOL WORKS................       472,223       487,214
 10,000   INT'L BUSINESS MACHINES CORP. .....       256,675     1,081,000
  7,900   INT'L SPEEDWAY CORP. ..............       357,535       325,322
 13,500   JONES APPAREL GROUP................       390,521       215,865

                        SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007

                    COMMON STOCKS & MUTUAL FUNDS -- CONTINUED

 Number
   of                                            Identified    Fair Value
 Shares                                             Cost        (Note 1)
 ------                                         -----------   -----------
 11,800   KIMBERLY-CLARK CORP. ..............   $   563,144   $   818,212
 22,000   MICROSOFT CORP. ...................       681,340       783,200
 21,700   MOLEX INC. CLASS A.................       556,122       570,059
 10,000   PALL CORPORATION...................       204,640       403,200
 24,000   PITNEY BOWES INC. .................       750,286       912,960
 15,400   QUEST DIAGNOSTICS INC. ............       804,296       814,660
  6,250   SPECTRA ENERGY CORP. ..............        94,123       161,375
 32,000   STEELCASE INC. CLASS A.............       386,240       507,840
  4,775   TYCO ELECTRONICS...................       164,112       177,296
  8,100   TYCO INT'L LTD. ...................       359,232       321,165
 11,000   WALMART STORES INC. ...............       520,547       522,830
                                                -----------   -----------
                    TOTAL....................    13,077,390    16,664,827
                                                -----------   -----------

          DRUGS AND PHARMACEUTICALS -- 3.23%
  7,500   BECTON DICKINSON & CO. ............       210,697       626,850
 12,600   JOHNSON AND JOHNSON................        69,355       840,420
 13,000   MERCK & CO. INC. ..................       138,569       755,430
                                                -----------   -----------
                                                    418,621     2,222,700
                                                -----------   -----------

          ADVERTISING & COMMUNICATIONS -- 2.66%
 20,000   VERIZON COMMUNICATIONS INC. .......       171,357       873,800
 25,812   VODAPHONE GROUP PLC................       689,960       963,304
                                                -----------   -----------
                                                    861,317     1,837,104
                                                -----------   -----------

          FOOD/RETAIL MERCHANDISING -- 3.57%
 18,000   COCA COLA CO. .....................        21,581     1,104,660
 15,000   FAMILY DOLLAR......................       425,842       288,450
 18,100   MCDONALDS CORP. ...................       245,966     1,066,271
                                                -----------   -----------
                                                    693,389     2,459,381
                                                -----------   -----------

          ENERGY -- 0.37%
 12,500   DUKE ENERGY CORP. .................       130,568       252,125
                                                -----------   -----------

                        SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 2007

                    COMMON STOCKS & MUTUAL FUNDS -- CONCLUDED

 Number
   of                                            Identified    Fair Value
 Shares                                             Cost        (Note 1)
 ------                                         -----------   -----------

          INTERNATIONAL -- 6.37%
 61,454   ARTISAN INTERNATIONAL FUNDS........   $ 1,300,000   $ 1,836,249
 32,067   HARBOR INTERNATIONAL FUNDS.........     1,340,000     2,288,312
  2,539   VANGUARD EMERGING MKTS. ETF........       268,458       264,818
                                                -----------   -----------
                                                  2,908,458     4,389,379
                                                -----------   -----------

          DIVERSIFIED HOLDING -- 3.97%
    732   PENNSYLVANIA WAREHOUSING AND SAFE
               DEPOSIT COMPANY (NOTE 2)......        71,399     2,736,216
                                                -----------   -----------
                    TOTAL COMMON STOCKS......    18,827,112    61,108,770
                                                -----------   -----------
                    TOTAL INVESTMENTS........   $26,547,244   $68,894,858
                                                ===========   ===========




* Non-income producing.


                        SEE NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
     INCOME:
          DIVIDENDS.......................................   $1,542,466
          DIVIDENDS FROM AFFILIATES (NOTE 2)..............      131,760
          INTEREST........................................      334,516
                                                             ----------
               TOTAL INCOME...............................    2,008,742
     EXPENSES:
          AUDITING & ACCOUNTING..............  $   157,362
          COMPENSATION.......................      156,000
          COMPLIANCE FEES....................       49,189
          CUSTODIAN..........................       26,710
          DIRECTORS' FEES....................       60,000
          INSURANCE..........................       26,731
          INVESTMENT ADVISORY FEES (NOTE 8)..      152,251
          LEGAL..............................       44,602
          TAXES OTHER THAN INCOME TAXES......       79,852
          OTHER OFFICE AND ADMINISTRATIVE....       53,600
                                               -----------
               TOTAL EXPENSES.............................      806,297
                                                             ----------
               REIMBURSED EXPENSES........................      (26,485)
                                                             ----------
               TOTAL NET EXPENSES.........................      779,812
                                                             ----------
     NET INVESTMENT INCOME................................    1,228,930
                                                             ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     REALIZED GAINS FROM INVESTMENT
          TRANSACTIONS (EXCLUDING SHORT-TERM
          INVESTMENTS):
          PROCEEDS FROM SALES................   12,269,827
          COST OF SECURITIES SOLD............   10,626,143
                                               -----------
               NET REALIZED GAINS FROM INVESTMENT
                 TRANSACTIONS.............................    1,643,684
     REALIZED GAINS FROM:
          DISTRIBUTIONS FROM OTHER INVESTMENT COMPANIES...      371,602
          WRITTEN OPTIONS.................................       56,349
          IN-KIND TRANSFERS (NOTE 1)......................      512,321
                                                             ----------
               TOTAL NET REALIZED GAINS...................    2,583,956
                                                             ----------
     UNREALIZED APPRECIATION OF INVESTMENTS-UNAFFILIATED
          AT JANUARY 1, 2007.................   40,174,457
          AT DECEMBER 31, 2007...............   39,682,797
                                               -----------
     DECREASE IN NET UNREALIZED APPRECIATION-
       UNAFFILIATED.......................................     (491,660)
     UNREALIZED APPRECIATION OF INVESTMENTS-AFFILIATED
          AT JANUARY 1, 2007.................  $ 2,639,197
          AT DECEMBER 31, 2007...............    2,664,817
                                               -----------
     INCREASE IN NET UNREALIZED APPRECIATION-AFFILIATED...       25,620
     INCREASE IN NET UNREALIZED APPRECIATION ON WRITTEN
       OPTIONS............................................       13,990
     DECREASE IN NET UNREALIZED APPRECIATION..............     (452,050)
                                                             ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...........    2,131,906
CAPITAL GAINS TAX PAYABLE ON BEHALF OF SHAREHOLDERS (NOTE
  1)......................................................     (345,879)
                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......   $3,014,957
                                                             ==========





                        SEE NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF CHANGES IN NET ASSETS

                    FOR THE YEARS ENDED DECEMBER 31, 2007 AND
                                DECEMBER 31, 2006


                                                2007          2006
                                            -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
  OPERATIONS:
     NET INVESTMENT INCOME................  $ 1,228,930   $ 1,312,080
     NET REALIZED GAIN ON INVESTMENTS.....    2,583,956     6,777,014
     INCREASE (DECREASE) IN NET UNREALIZED
       APPRECIATION ON INVESTMENTS........     (452,050)    4,269,009
     CAPITAL GAINS TAX PAYABLE ON BEHALF
       OF SHAREHOLDERS (NOTE 1)...........     (345,879)   (1,900,551)
                                            -----------   -----------
     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS..........    3,014,957    10,457,552
     UNDISTRIBUTED INVESTMENT INCOME
       INCLUDED IN PRICE OF SHARES
       REDEEMED...........................      (14,956)      (11,227)
     REALIZED GAIN FROM SECURITY
       TRANSACTIONS INCLUDED IN PRICE OF
       SHARES REDEEMED....................       (6,042)      (47,249)
     DIVIDENDS TO SHAREHOLDERS FROM NET
       INVESTMENT INCOME..................   (1,213,883)   (1,301,172)
     DIVIDENDS TO SHAREHOLDERS FROM SHORT-
       TERM CAPITAL GAINS.................   (1,077,365)     (805,916)
CAPITAL SHARE TRANSACTIONS:
     (EXCLUSIVE OF AMOUNTS ALLOCATED TO
       INVESTMENT INCOME AND NET REALIZED
       GAIN FROM SECURITY TRANSACTIONS)
       (NOTE 1):
          COST OF SHARES OF CAPITAL STOCK
            REDEEMED......................     (672,761)     (938,756)
                                            -----------   -----------
     TOTAL INCREASE IN NET ASSETS.........       29,950     7,353,232
NET ASSETS:
     BEGINNING OF YEAR....................   66,958,380    59,605,148
                                            -----------   -----------
     END OF YEAR [INCLUDING UNDISTRIBUTED
       NET INVESTMENT
       INCOME/(DISTRIBUTIONS IN EXCESS) OF
       $91 AND ($270,242) RESPECTIVELY]...  $66,988,330   $66,958,380
                                            ===========   ===========





                        SEE NOTES TO FINANCIAL STATEMENTS

                          NOTES TO FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

1. SIGNIFICANT ACCOUNTING POLICIES
     The Company is registered under the Investment Company Act of 1940, as amended, as a regulated open-end investment company. On April 21, 1964, the stockholders approved amendments to the Articles of Incorporation whereby, since that date, the Company has held itself ready to redeem any of its outstanding shares at net asset value. Net asset value for redemptions is determined at the close of business on the day of formal tender of shares or the next day on which the New York Stock Exchange is open. Transactions in capital stock were as follows:

                                                Number         Aggregate
                                              of Shares          Amount
                                              ---------        ---------


Shares redeemed:

     Year Ended December 31, 2007..........      469            $693,759

     Year Ended December 31, 2006..........      748            $997,231


     During 2007, the Company distributed portfolio securities with a fair value of $516,604 and a cost of $4,283. The related gain of $512,321 has been disclosed in the Company's Statement of Operations.

     The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation
     Investments are valued using published bid quotes as of December 31, 2007. Costs used to determine realized gain or loss from securities transactions are those of the specific securities sold. Investments in non-marketable securities are valued at fair value as determined by the Board of Directors (see Note 2).

Federal Income Taxes
     No provision has been made for Federal income taxes other than capital gains tax because the Company has elected to be taxed as a regulated investment company meeting certain requirements of the Internal Revenue Code. As such, the Company is paying the applicable Federal capital gains tax for shareholders and retaining the net balance for reinvestment, except to the extent that such gains are considered to have been distributed to redeeming shareholders.

Equalization
     The Company follows the accounting practices known as "equalization" by which a portion of the costs of redemption of capital shares equivalent to the amount, on a per share basis, of distributable investment income on the date of the transaction is charged to the undistributed income, so that undistributed income per share is unaffected by Company shares redeemed. Similarly, on redemptions, a pro rata portion of realized capital gains is charged against undistributed realized gains.

Use of Estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The Company's financial statements include amounts that are based on management's best estimates and judgments. Actual results could differ from those estimates.

Bond Maturity Dates
     Bonds in the portfolio of investments with a call or reset feature will have an effective maturity date earlier than the stated maturity. For such bonds, the stated maturity date is listed first and the call or reset date, if any, is listed second.

Investing in Government Sponsored Agency Securities
     The Company may invest in securities issued by the Federal Home Loan Banks ("FHLB's") and similar United States Government sponsored entities. FHLB's and other similar sponsored entities, although chartered and sponsored by U.S. Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by FHLB's are neither guaranteed nor insured by the United States Government.

Other
     As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

2. NON-MARKETABLE SECURITY OF AFFILIATE
     There is no ready market for the below listed security. Fair value is established by the Board of Directors of The Finance Company of Pennsylvania.

     The Pennsylvania Warehousing and Safe Deposit Company is defined as an affiliate under the Investment Company Act of 1940 in that the Company owns 5% or more of the outstanding voting securities of such company. Further, if at the time of public sale of any of these shares the Company would be deemed a "control person," it would be necessary to register such shares under the Securities Act of 1933 prior to their sale.

                                                                    For the
                                                                  Year Ended
                                   December 31, 2007             December 31,
                          -----------------------------------        2007
                          Percent    Identified       Fair         Dividend
Shares                     Owned        Cost          Value         Income
------                    -------    ----------    ----------    ------------
732       Pennsylvania
          Warehousing
          and Safe
          Deposit
          Company          16.94%      $71,399     $2,808,684      $131,760
                           ======      =======     ==========      ========




3. COVERED CALLS WRITTEN

     The Company may write covered call options as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Company sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised, and the Company will realize as profit the premium received for such option. When a call option written by the Company is exercised, the Company will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.

     At December 31, 2007, the Company has written covered calls as follows:


                      Expiration   Exercise    Premium   Number of     Fair
Common Stock             Date        Price    Received   Contracts    Value
------------          ----------   --------   --------   ---------    -----
Int'l Business
  Machines Corp.....   4/19/2008    $125.00    $17,400     2,500     $ 3,250
McDonalds Corp......   3/22/2008    $ 60.00    $ 9,440     4,000       9,600
                                               -------               -------
                                               $26,840               $12,850
                                               =======               =======


     Transactions in written covered calls for the year ended December 31, 2007 were as follow:


                                               Contracts   Premium
                                               ---------   -------
Outstanding at December 31, 2006.............        --         --
Covered calls written during the period......    34,200    138,320
Covered calls exercised during the period....    (7,700)   (55,131)
Covered calls expired during the period......   (20,000)   (56,349)
Covered calls closed during the period.......        --         --
                                                -------    -------
Outstanding at December 31, 2007.............     6,500     26,840
                                                =======    =======



4. PURCHASES AND SALES OF SECURITIES
     The aggregate cost of securities purchased, the proceeds from sales and maturities of investments, and the cost of securities sold for the year ended December 31, 2007 were:


                               Historical
                                Cost of     Proceeds from       Cost of
                              Investments     Sales and     Securities Sold
                               Purchased      Maturities      and Matured
                              -----------   -------------   ---------------
Common stocks and mutual
  funds.....................  $ 8,840,322    $ 8,732,119      $ 7,060,082
U.S. Agency Securities......    1,995,914      2,588,418        2,611,284
Bonds.......................    2,054,604        949,290          954,777
Short-term securities.......    4,194,720      6,680,455        6,680,455
                              -----------    -----------      -----------
     Total..................  $17,085,560    $18,950,282      $17,306,598
                              ===========    ===========      ===========




     The amounts above do not include the market value and cost of shares distributed in connection with redemptions. During 2007, the company distributed common stocks with value of $516,604 and cost of $4,283.

5. DISTRIBUTIONS TO SHAREHOLDERS
     The Company hereby designates 62.93% of dividends from ordinary income declared for the year ended December 31, 2007 as qualified dividend income.

     Ordinary income and short term capital gain distributions are determined in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     The tax character of dividends and distributions declared by the Company was as follows:


                                    For the Year           For the Year
                                       Ended                  Ended
                                 December 31, 2007      December 31, 2006
                                 -----------------      -----------------
Distributions paid from
  Ordinary Income.............       $2,291,248             $2,107,088



6. TAX MATTERS
     For U.S. federal income purposes, the cost of securities owned, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) of investments at December 31, 2007 was as follows:


                   Gross           Gross       Net Unrealized
                Unrealized      Unrealized      Appreciation/
Cost           Appreciation    Depreciation    (Depreciation)
----           ------------    ------------    --------------
$26,547,244     $43,272,401      $924,787        $42,347,614



     The following permanent differences as of December 31, 2007, attributable to differences between financial reporting and tax accounting, were reclassified to the following accounts:


                             Increase in
  Decrease in               undistributed
Paid-In Capital           Investment Income
---------------           -----------------
   ($270,242)                  $270,242



     At December 31, 2007, there were no differences in the components of undistributable earnings on the tax basis as compared to the book basis.

7. LEASE
     The Company rents office space under a lease which expired in January 2008. The lessor company's president is an officer and director of the Company. Minimum annual rental for this space was $8,657. The Company currently leases office space from an affiliate and has not yet entered into a formal lease agreement.

8. OTHER INFORMATION FOR THE YEAR ENDED DECEMBER 31, 2007
     Directors of the Company, who are not also employees, are paid a fee for attendance at meetings of the Board of Directors and its committees. Compensation of officers amounted to $156,000.

     Investment advisory fees payable monthly to Cooke & Bieler, LLP, are based on the monthly closing portfolio value, less the value of certain investments at an annual rate of .5 of 1%. Cooke & Bieler, LLP earned $130,325 for their services during the year ended December 31, 2007.

     Investment advisory fees payable monthly to Schroder Investment Management North America Inc. are based on the monthly closing bond portfolio value at an annual rate of .3 of 1%. Schroder Investment Management North America Inc. earned $21,926 for their services during the year ended December 31, 2007.

     Cooke & Bieler, LLP has agreed to reimburse the Company in the amount of $26,485 for additional legal fees incurred by the Company to approve a new investment advisory agreement as discussed in Note 11. This amount is reflected on the Statement of Operations.

9. RECENT ACCOUNTING PRONOUNCEMENTS

FASB Interpretation No. 48
     In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income
Taxes -- an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 was adopted by the Company on January 1, 2007. Management has concluded that as of January 1, 2007 and December 31, 2007, there were no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

     The Company files U.S. Federal and Pennsylvania state tax returns. No income tax returns are currently under examination. The Company's federal tax and state returns remain open for examination for the years ended December 31, 2004 through December 31, 2007.

SFAS No. 157
     In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (SFAS 157), "Fair Value Measurements", which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS 157 are effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS 157 on its financial statements. At this time, the impact to the Company's financial statements has not been determined.

10. INTEREST RATE RISK
     The Company is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

11. SUBSEQUENT EVENT
     A dividend in the amount of $1,789,243 was declared on December 14, 2007 payable at $37.79 per share on January 31, 2007 to shareholders of record on December 31, 2007. This dividend consisted of $711,878 from net investment income and $1,077,365 from short-term capital gains.

     During January 2008, a new investment advisory agreement was entered into by the Company with Cooke & Bieler, LLP, a newly formed limited liability partnership created due to a minority interest purchase of Cooke & Bieler L.P. The terms of the new agreement with Cooke & Bieler, LLP remain consistent with those previously stated in Note 8.

                         CONDENSED FINANCIAL INFORMATION

Selected data for each share of capital stock outstanding throughout each period:


                                              Years Ended December 31,
                                  2007       2006       2005       2004       2003
                               -----------------------------------------------------
------------------------------------------------------------------------------------


Investment Income............  $   42.43  $   41.58  $   35.65  $   34.94  $   34.64
Expenses.....................      16.47      14.14      12.11      11.25       9.55
                               ---------  ---------  ---------  ---------  ---------
Net Investment Income........      25.96      27.44      23.54      23.69      25.09
Dividends from net investment
  income.....................     (25.54)    (27.16)    (22.21)    (22.48)    (24.89)
Dividends from short-term
  capital gains..............     (22.75)    (16.85)     (7.24)     (9.02)     (6.44)
Net realized gain (loss) and
  increase (decrease) in
  unrealized appreciation....      36.84     189.55      34.98      60.00     189.87
                               ---------  ---------  ---------  ---------  ---------
Net increase (decrease) in
  net assets value...........      14.51     172.98      29.07      52.19     183.63
Net assets value:
  Beginning of year..........   1,400.33   1,227.35   1,198.28   1,146.09     962.46
                               ---------  ---------  ---------  ---------  ---------
  End of year................  $1,414.84  $1,400.33  $1,227.35  $1,198.28  $1,146.09
                               =========  =========  =========  =========  =========
Net Assets at end of Period
  (in millions)..............  $    66.9  $    66.9  $    59.6  $    58.6  $    56.5
Annual ratio of Net expenses
  to average net assets......       1.22%*     1.05%      1.02%      0.98%      0.91%
Annual ratio of net
  investment income to
  average net assets.........       1.92%      2.03%      1.98%      2.06%      2.38%
Annual portfolio turnover
  rate.......................      18.10%     18.94%     18.61%     10.14%      7.28%
Annual Total Investment
  Return.....................       4.49%     17.74%      4.88%      7.30%     22.33%
Number of shares outstanding
  at end of period in
  thousands..................         47         48         49         49         49



* Net of 0.04% of expenses reimbursed.

                     CHANGES IN THE PORTFOLIO OF INVESTMENTS
                      (EXCLUSIVE OF SHORT-TERM INVESTMENTS)
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2007
                                   (UNAUDITED)

                                    PURCHASES

                                     STOCKS


                                               Changes       Balance
                                               During     December 31,
                                             the Period       2007
                                             ----------   ------------
                                                  Number of Shares
                                             -------------------------
Artisan International Fund.................     4,184        61,454
Avery Dennison.............................     7,100         7,100
Bemis Company..............................     9,500         9,500
Dell Inc. .................................    15,900        21,900
Diebold Inc. ..............................    10,800        10,800
Harbor International Fund..................     2,172        32,067
Family Dollar Stores.......................    15,000        15,000
Harte Hanks Inc. ..........................    20,100        32,300
International Speedway Corp. ..............     2,900         7,900
Jones Apparel Group........................    10,800        13,500
Tyco Int'l Ltd. ...........................     3,325         8,100
Vanguard Emerging Markets ETF..............     2,539         2,539
WalMart Stores Inc. .......................     2,400        11,000



                                      SALES

                                     STOCKS


                                               Changes       Balance
                                               During     December 31,
                                             the Period       2007
                                             ----------   ------------
                                                  Number of Shares
                                             -------------------------
Abbott Laboratories........................    10,500            --
CDW Corp. .................................     8,000            --
Covidien Ltd. .............................     4,775            --
Dell Inc. .................................    15,900        21,900
Gannett Inc. ..............................     1,800         7,000
Harte Hanks................................     5,800        32,300
Hasbro.....................................     5,800        16,700
Illinois Tool Works Inc. ..................     3,000         9,100
Jones Apparel Group Inc. ..................    10,800        13,500
Medco Health Solutions Inc. ...............     7,700            --
Vanguard Emerging Markets Stock Index
  Fund.....................................     3,466            --

                     CHANGES IN THE PORTFOLIO OF INVESTMENTS
                      (EXCLUSIVE OF SHORT-TERM INVESTMENTS)
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2007
                                   (UNAUDITED)

                                CORPORATE ACTIONS

                                     STOCKS

                                               Changes       Balance
                                               During     December 31,
                                             the Period       2007
                                             ----------   ------------
                                                  Number of Shares
                                             -------------------------
Covidien Ltd...............................      4,775           --
Tyco Electronics...........................      4,775        4,775
Tyco Int'l Ltd.............................    (14,325)       8,100



                                    PURCHASES

                                      BONDS


                                               Changes       Balance
                                               During     December 31,
                                             the Period       2007
                                             ----------   ------------
                                                  Number of Units
                                             -------------------------
Fed. Home Loan Bank Bond 4.375% 3/9/2010...     50,000        50,000
Fed. Home Loan Bank Bond 5.55% 5/3/2010....    200,000            --
Los Alamos County 5.15% 7/1/2012...........     90,000        90,000
Ohio Hsg. Agy. Mtg. 5.57% 9/1/2038.........    245,000       245,000



                                CALLS/MATURITIES

                                      BONDS


                                                   Changes     Balance
                                                   During     June 30,
                                                 the Period     2007
                                                 ----------   --------
                                                    Number of Units
                                                 ---------------------
NJ Economic Dev Auth 5.178% 11/01/2015.........      5,000      70,000
Texas St Vets Hsg 7% 12/1/2010.................     50,000     365,000
Utah Hsg. Corp 4.78%, 7/1/2015.................     50,000      250,00
Yorba Linda CA Redev Agy 5.25%, 9/1/2015.......     25,000     300,000
Fed. Home Loan Bank 3.51%, 11/9/2007...........     50,000          --
Fed. Home Loan Bank 5.55%, 5/3/2010............    200,000          --
Fed. Home Loan Mortgages 6.0%, 7/1/2019........    134,865     272,000
Fed. Home Loan Mortgages Var%, 8/1/2019........     61,401     557,596

                      SUPPLEMENTAL INFORMATION ON DIRECTORS

                (Not Part of the Company's Financial Statements)


                            TERM OF
NAME, ADDRESS(1),          OFFICE AND                            OTHER DIRECTORSHIPS HELD BY
POSITION(S) HELD WITH      LENGTH OF    PRINCIPAL OCCUPATION(S)    DIRECTOR OR NOMINEE FOR
THE FUND, AND AGE         TIME SERVED     DURING PAST 5 YEARS              DIRECTOR
---------------------     -----------  ------------------------  ---------------------------
Interested Directors(2)
Charles E. Mather III         2008     President and Director    Director of Penn Series
  Director and President    27 years   of                        Funds, Inc.
  Age: 73                              Mather & Co. (insurance
                                       brokers)

Herbert S. Riband, Jr.        2010     Of counsel to the law     Director of Pennsylvania
  Director                  14 years   firm of Saul, Ewing LLP   Warehousing and Safe
  Age: 71                                                        Deposit Company


Non-Interested Directors
Jonathan D. Scott             2009     Partner, Veritable, L.P.  None
  Director                  18 years   (Formerly Senior Vice
  Age: 55                              President, PNC Bank
                                       Corp.)

Shaun F. O'Malley             2009     Retired (Formerly         Director of The
  Director                  12 years   Chairman, Price           Philadelphia
  Age: 72                              Waterhouse World          Contributionship, Horace
                                       Organization              Mann Educators Corp.,
                                       (accounting))             Federal Home Loan
                                                                 Mortgage Corp.,
                                                                 PolyMedix Inc. and
                                                                 Philadelphia Consolidated
                                                                 Holdings, Inc.

Peter Bedell                  2010     Chairman Emeritus,        None
  Director                  3 years    Walnut Asset Management
  Age: 70                              and Rutherford Brown &
                                       Catherwood, LLC with
                                       which he has been
                                       associated for more than
                                       five years



--------

(1) The address of all Directors is 400 Market Street, Suite 425, Philadelphia, PA 19106.

(2) The two interested directors are classified as such because they are executive officers of the Company.

                                     *  *  *

     The Company's Statement of Additional Information includes additional information about the Company's directors and is available without charge upon request. Call Doranne Case (collect) to request a copy.

PROXY VOTING POLICIES, PROCEDURES AND RESULTS

     A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the Company is available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market Street, Suite 425, Philadelphia, Pennsylvania 19106. This information is also available on the SEC's website at www.sec.gov.

     Information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market Street, Suite 425, Philadelphia, Pennsylvania 19106. The Company's Form N-PX is also available on the SEC's website at www.sec.gov.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

     The Company's complete schedule of portfolio holdings for the first and third quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request, by calling 1-215-351-4778 (you may call collect) or by writing to the Company at The Finance Company of Pennsylvania, 400 Market Street, Suite 425, Philadelphia, Pennsylvania 19106. The Company's Form N-Q is also available on the SEC's website at www.sec.gov. In addition, the Company's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                      [This page intentionally left blank.]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Finance Company of Pennsylvania
-----------------------------------

By /s/ Charles E. Mather III
  --------------------------
Charles E. Mather III
President
Date: March 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Charles E. Mather III
  -------------------------
Charles E. Mather III
President
Date: March 4, 2008

By /s/ Herbert S. Riband, Jr.
  ------------------------
Herbert S. Riband, Jr.
Secretary-Treasurer
Date: March 4, 2008